                                 Exhibit 99.1

                    IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF TEXAS
                                TYLER DIVISION



IN RE:                                )
                                      )
THOR ENERGY RESOURCES, INC.,          )               CASE NO. 94-61047-A
                                      )
DEBTOR                                )               CHAPTER 11

                   NOTICE OF HEARING ON DEBTOR'S MOTION TO
          APPROVE COMPROMISE AND SETTLEMENT OF ADVERSARY PROCEEDING


TO ALL PARTIES IN INTEREST:

     PLEASE TAKE NOTICE that a hearing on Debtor's Motion to Approve Compromise and Settlement of Adversary Proceeding filed March 6, 1995 has been scheduled for Thursday, March 9, 1995, at 3:30 p.m., and will be held at the United States Bankruptcy Court, 660 N. Central Expressway, Plano, Texas 75204.



                                      Respectfully submitted,
                                      JASON R. SEARCY, P.C.


                                      /s/JASON R. SEARCY, P.C.
                                      -----------------------------------
                                      JASON R. SEARCY, P.C.
                                      P.O. Box 3929
                                      Longview, Texas 75606
                                      903/757-3399
                                      903/757-9559 FAX
                                      STATE BAR NO. 17953500
                                      ATTORNEY FOR DEBTOR

                            CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that a true and correct copy of the above and foregoing has been furnished via facsimile to all parties per the Certificate of Mailing on this the 7 day of March, 1995.




                                      /s/JASON R. SEARCY, P.C.
                                      -----------------------------------
                                      JASON R. SEARCY, P.C.
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                    IN THE UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF TEXAS
                                TYLER DIVISION

IN RE:                               )
                                     )           CASE NO. 94-61047-A
THOR ENERGY RESOURCES, INC           )
                                     )           CHAPTER 11
DEBTOR                               )

             ORDER ON MOTION TO APPROVE COMPROMISE AND SETTLEMENT
                           OF ADVERSARY PROCEEDING

     On this date came on to be heard the Motion to Approve Compromise and Settlement of Adversary Proceeding filed by Thor Energy Resources, Inc., Debtor in Possession. It appearing to the court that the relief requested should be granted, it is

     ORDERED that Thor Energy Resources, Inc., Debtor in Possession, is authorized to compromise and settle adversary no. 94-6099-A pending in this court, styled Thor Energy Resources, Inc. v. S. Morris & Co. and BMI Services, Inc., on the terms and conditions as set out in said motion; it is further

     ORDERED that Thor Energy Resources, Inc. is authorized to enter into and execute such documents as are necessary to effect the settlement herein approved on terms and conditions acceptable to thor Energy Resources, Inc.

     Signed this 9th day of March, 1995.


                                                    /s/ Houston Abel
                                                    JUDGE PRESIDING




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                         THOR ENERGY RESOURCES, INC.
                                 P.O. BOX 307
                              TYLER, TEXAS 75710
                                 903-533-9111

                              February 23, 1995


VIA TELECOPIER



Mr. Steven M. Morris
Morris & Co.
16000 Barkers Point Lane, Suite 200
Houston, Texas 77079


              RE: SETTLEMENT AGREEMENT NOT SUBJECT TO DISCOVERY

Dear Steve:

I received your counter-proposal. After careful consideration of your proposal, the board of directors has authorized me to forward the following counter-proposal to you in an effort to resolve the litigation and to modify the securities purchase agreement of March 31, 1993. The following basic terms are what the board has authorized me to communicate to you.

                                 BASIC TERMS

1. THOR shall be paid $300,000 in cash within ten days following approval of the final agreement by the Bankruptcy Court in the Eastern District of Texas.

2. THOR shall convert its retained 10% interest in BMI Services, Inc. and its existing put rights into a 20% net profits interest (NPI) in any contract, including but not limited to any contract contemplated with the University of Texas Medical Branch at Galveston (UTMBG). The 20% NPI will be in perpetuity and will apply to any and all extentions or renewals of contemplated, existing, or future agreements. THOR shall receive annually the greater of 20% of BMI Services pre-tax annual net profits, or a minimum of $200,000. Such payments shall begin on or before October 1, 1995, and shall be secured by a first lien security interest covering all contract rights held with UTMBG by BMI Services. Such payments under the NPI shall be made quarterly to THOR in Tyler, Texas, within 30 days of receipt.

3. THOR terminates all covenants from the Securities Purchase Agreement of March

Steven M. Morris
February 23, 1995
Page 2

    31, 1993, including but not limited to put rights, bonus rights, and foreclosure rights, and releases Morris & Co. and BMI Services, Inc., their officers, directors, employees, and shareholders from all obligations thereunder; and the parties mutually release each other from all claims they have relating to said agreement. However, such waiver and release provision shall not apply to or affect THOR's first lien security interest reserved in paragraph (2) above or THOR's legal rights to enforce this agreement.

4. Should BMI Services or Morris & Co. elect to divest or transfer their interest in the UTMBG to any party, in whole or part, THOR will receive in cash, within ten business days following completion of such transaction, 20% of all consideration received from such divestiture or transfer or that amount required for THOR to receive the difference between $2.5 million and the payments received to date pursuant to the terms of this agreement all consideration received by BMI or Morris & Co. for its interest in the UTMBG incinerator.

5. THOR shall be included as an additional insured party with an appropriate indemnification on all insurance coverage relating to its interest in UTMBG incinerator. Such indemnification shall be for liabilities arising from any cause of action brought against THOR's net profits interest in the UTMBG's incinerator by any party.

6. BMI Services and Morris & Co. will take all necessary steps to have THOR removed as guarantor on the note obligations that currently exist at Tyler Bank & Trust in Tyler within ten business days from acceptance of this agreement.

7. BMI Services and Morris & Co. shall take necessary steps through its contemplated agreement with BioMed SW and other third parties to insure that a minimum amount of medical waste be delivered to the UTMBG incinerator each month at a minimum price to insure payment of THOR's quarterly net profits interest described in (2) above.

8. THOR shall not be assessed any cost whatsoever relating to its ownership interest, or net profits interest in UTMBG incinerator.

9. THOR, its directors, officers, employees, agents and affiliates shall be held harmless from any liability relating to its ownership and net profits interest in UTMBG, incinerator by BioMed SW, BMI Services, Inc., and Morris & Co. or their assignees.

10. All monthly, quarterly, and annual financial statements shall be furnished to THOR on a timely basis, but no later than seven (7) business days after they are produced, or fifteen days following the end of any reporting period in question.

11. Any final agreement must be approved by THOR, BMI Services, Inc. and Morris
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Steven M. Morris
February 23, 1995
Page 3



     & Co.'s respective Board of Directors.

Yours very truly,


/s/ DAVID M. FENDER
David M. Fender
President
Thor Energy Resources, Inc.

DMF/kkw






Accepted and agreed this 24th day of February, 1995.


/s/ STEVEN M. MORRIS
- - ----------------------------------------------------
Morris & Co. by Steven M. Morris



Accepted and agreed this 24th day of February, 1995.

    /s/ [illegible]                2/24/95
- - ----------------------------------------------------
Authorized Officer for BMI Services, Inc.